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                          SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.  20549

                                     FORM 8-K/A

               AMENDMENT NO. 1 TO FORM 8-K (DATED DECEMBER 11, 1996)

                                   CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the
                        Securities and Exchange Act of 1934


          Date of Report (Date of earliest event reported) DECEMBER 11, 1996

                   INFORMATION MANAGEMENT TECHNOLOGIES CORPORATION
________________________________________________________________________
(Exact name of Registrant as specified in its Charter)


                                       DELAWARE
________________________________________________________________________
(State of other jurisdiction of incorporation)


0-16753                           58-17220
____________________________      _________________________
Commission File No.                            I.R.S Employer Identification


130 Cedar Street, New York, NY    10006
____________________________      _________________________
Address of principal                        Zip Code
executive offices


(212) 306-6100
____________________________
Registrant's telephone number,
including area code



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ITEM 5.  OTHER EVENTS

    The Registrant (the "Company") accepted the resignation of Robert Oxenberg as Chief Executive Officer of the Company on December 5, 1996. Mr. Oxenberg acted as interim Chief Executive Officer and will remain as a director and consultant to the Company.

    The Board of Directors of the Company appointed Matti Kon as Chief
Executive Officer and director of the Company. Mr. Kon agreed to a one year Employment Agreement with the Company at $200,000 per annum in addition to receiving an award of 500,000 options to purchase 500,000 shares of common stock of the Company at $1.18 per share. The stock options will vest at the termination of the Agreement, unless the Agreement is terminated without cause. The stock options are exercisable for a period of one year thereafter.

    Additionally, Mr. Kon will receive an incentive performance bonus of 20% of the operating income of the Company to a maximum of $500,000 as reported in the Company's annual certified financial statement.

    The Agreement further provides for an additional 500,000 options to purchase 500,000 shares of common stock at $1.18 per share based upon a renewal of the Agreement for an additional year by the mutual Agreement of Mr. Kon and the Company.

    Mr. Kon will be permitted to continue to act as an officer and director of the Blitz Systems, Inc., and RDS, Inc., companies that currently do business with the Company.


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    Mr. Kon is President of Blitz Systems, Inc., a technology and facility management and has acted in that capacity for the past 7 years. Annexed hereto and marked Exhibit 1 is a copy or Mr. Kon's Employment Agreement with the Company.

EXHIBITS

    1.   Copy of Employment Agreement dated December 5, 1996.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   New York, New York
         December 10, 1996


                             /s/ Joseph A. Gitto
                             --------------------
                             JOSEPH A. GITTO
                             PRESIDENT



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    AGREEMENT made this 5th day of December 1996, by and between INFORMATION
MANAGMENT TECHNOLOGIES CORP. (IMTECH), having its principal place of business at 130 Cedar Street, New York, New York 10006 (hereinafter referred to as "EMPLOYER") and MATTI KON, residing at (hereinafter referred as to as "EMPLOYEE").

                                 W I T N E S S E T H:

    WHEREAS, the EMPLOYER is engaged in the business of providing information management services; and

    WHEREAS, the EMPLOYER is desirous of employing EMPLOYEE; and

    WHEREAS, in the opinion of the Board of Directors of EMPLOYER, the success of the business operations of the EMPLOYER is contingent upon the performance of the EMPLOYEE and in order in insure and provide for the terms and conditions of EMPLOYEE's employment:

         NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL COVENANTS AND PROMISES AND OTHER GOOD AND VALUABLE CONSIDERATION, THE
         RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED, IT IS MUTUALLY
         AGREED AS FOLLOWS:

    FIRST:    All prior understandings and/or Agreements between the parties are hereby deemed superseded and incorporated into the provisions of this Agreement.

    SECOND:   The EMPLOYER does hereby employ, engage and hire the EMPLOYEE as
Chief Executive and Chief Operating Officer of EMPLOYER.



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                   The term of the Agreement will be for a period of one (1)
year commencing the effective date of this Agreement and terminating December 1997, subject to the provisions as stated herein.

         THIRD:    EMPLOYEE agrees that he will at all times faithfully,
industriously, and to the best of his ability, experience and talent, perform all of the duties that may be required of and from him pursuant to the expressed and implicit term hereof.

         FOURTH:   EMPLOYER shall pay to the EMPLOYEE, and the EMPLOYEE agrees to accept from the EMPLOYER, in full payment for the EMPLOYEE's services hereunder, compensation at the annual rate of $200,000 per year (or the sum of $16,666.66 per month), as well as a yearly vacation of two (2) weeks.

              Additionally, EMPLOYEE shall be further entitled to an incentive performance bonus of 20% of the operating income of EMPLOYER as reported by EMPLOYER on its annual Form 10K Report. The incentive bonus will be limited to a maximum of $500,000, or 2 1/2 times annual salary.

              The determination of EMPLOYER operating profit will be in accordance with generally accepted accounting principles as determined by EMPLOYER's outside independent auditors.


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              EMPLOYEE will be provided with EMPLOYER's pension benefits as offered to all key employees of EMPLOYER in accordance with any EMPLOYEE pension benefit plan as may be provided by EMPLOYER. EMPLOYER further agrees to grant to EMPLOYEE options to purchase 1,000,000 shares of EMPLOYER's Class "A" Common Stock as follows:

              (a) 500,000 options to purchase 500,000 shares of Common Stock of $.01 per value of EMPLOYER's Class "A" Common Stock at the market price of ($1.18 per share) as of the date of the Agreement by EMPLOYER and EMPLOYEE to enter into the within Agreement. All of the within options are vested upon completion of one (1) year of service by EMPLOYEE, and exercisable by EMPLOYEE for a period of one (1) year from the date of vesting as provided for herein.

              (B) In the event that the within Employment Agreement is renewed for an additional one year term by mutual agreement by EMPLOYER and EMPLOYEE, then in that event, EMPLOYEE will receive a stock option grant for an additional 500,000 options to purchase 500,000 shares at $1.18 per share vested and exercisable at the end of the second year of employment. The exercise period will be for one year following vesting.


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              The Class A common stock underlying the options will be
registered, without cost to EMPLOYEE, under the appropriate registration for said shares of stock.

              In the event that the Employment Agreement is terminated without cause, or EMPLOYEE is requested to act as other than Chief Executive and Chief Operating Officer, or EMPLOYER sells an amount of its outstanding and issued Common Stock to any entity or third party which results in a change of control of EMPLOYER, and EMPLOYEE is terminated, then in that event, all outstanding options will be immediately vested, and EMPLOYEE will have one year from said vesting date to exercise said options. EMPLOYER will use its best efforts, within 180 days from execution of the within Agreement, take the necessary action to register the stock underlying said options and qualify said stock for sale under applicable sections of the Securities Act of 1933.

              Additionally, EMPLOYER will pay to EMPLOYEE the balance of any amount of salary compensation due under the within Agreement.

    FIFTH:    EMPLOYEE, except as provided for herein, shall devote such of his working time, attention, knowledge and skill to the business and interest of the EMPLOYER, as EMPLOYEE deems necessary, but in no event shall any other business activity of EMPLOYEE conflict or interfere with EMPLOYEE performing his duties on behalf of EMPLOYER, and the EMPLOYER shall be entitled to all benefits, emoluments, profits or other issues arising from or incidental to any or all work, services and advice of the EMPLOYEE in performing services for EMPLOYER, and the EMPLOYEE expressly agrees that he will not, during the term hereof, be interested directly or indirectly, in any


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form, fashion or manner, as a partner, officer, director, stockholder, advisor, or employee in any other business similar to the business of the EMPLOYER. EMPLOYEE is permitted to work for Blitz Systems, Inc., ("BLITZ") and RDS, Inc., ("RDS") which are companies that currently conduct business with EMPLOYER. EMPLOYEE will not modify, change or enter itno any new agreement with Blitz or RDS in excess of $5,000 without approval of EMPLOYER's Board of Directors, it is understood and agreed that EMPLOYEE will not discuss and participate or in any manner directly or indirectly take part in any material actions and/or matters by and between Blitz, RDS and EMPLOYER, and that EMPLOYEE will designate an officer or Management Employee of Blitz or RDS to conduct business with EMPLOYER's President and Chief Financial Officer. Nothing herein contained shall, however, limit the rights of the EMPLOYEE to own up to 40% of the capital stock or other securities of any corporation whose stock or securities are publicly owned or traded regularly on a public exchange or in the over-the-counter market, nor shall anything herein contained be deemed to prevent the EMPLOYEE from investing or limiting the EMPLOYEE's rights to invest in other businesses not allied with the business of the EMPLOYER, as long as EMPLOYEE continues to devote his working time, attention, knowledge and skill solely and exclusively to the business and interest of the EMPLOYER as is required by EMPLOYER. In the event that EMPLOYER's Board of Directors determine that EMPLOYER is required to spend additional time in EMPLOYER's business, then in that event EMPLOYER will provide ten (10) days written notice to EMPLOYEE that EMPLOYER requires additional time to be spent by EMPLOYEE. In the further event that EMPLOYER's Board of Directors, after


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notification to EMPLOYEE, then the parties agree that the issue will be submitted to an independent arbitrator within seven (7) days from said notification for a determination. Notwithstanding the foregoing, EMPLOYEE is an Officer, Director and Stockholder of Blitz and RDS, and EMPLOYER acknowledges that he will remain as an Officer, Director and Stockholder of Blitz and RDS during the term of the within AGREEMENT.

    SIXTH:    During the course of EMPLOYEE's employment under the terms and conditions of this contract, and for one (1) year thereafter, the EMPLOYEE further specifically agrees that he will not, at any time, in any fashion, form or manner, either directly or indirectly, divulge, disclose or communicate to any person, firm or corporation, in any manner whatsoever, any proprietary information of any kind, nature or description concerning any matters affecting or relating to the business of the EMPLOYER, including, without limiting the generality of the foregoing, any of its customers, its manner of operations, its plans, processes, programs, or other data of any kind, nature or description without regard to whether any or all of the foregoing matter shall be deemed confidential, material or important. The parties hereto stipulate that as between them the same are important, material, confidential and gravely affect the effective and successful conduct of the business of the EMPLOYER and its good will, and that any breach of the terms of this paragraph is a material breach thereof, except where the EMPLOYEE shall be acting on behalf of the EMPLOYER. EMPLOYEE understands and agrees that in the event that EMPLOYEE violates the terms and conditions as stated in the within paragraph, that he will be subject to an injunction and damages, and understands and agrees that EMPLOYER's only immediate remedy to prevent further or continued damages will be a


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petition for injunctive relief.  This article solely applies to the printing and duplication business of EMPLOYER.

                   EMPLOYEE further understands and agrees that EMPLOYER, in entering into the within Agreement, is relying upon EMPLOYEE's representation and warranty that all trade secrets and other proprietary information of EMPLOYER will be kept strictly confidential by EMPLOYEE and not utilized by EMPLOYEE in any manner whatsoever other than on EMPLOYER's behalf and during the course of EMPLOYEE's employment with EMPLOYER.

         SEVENTH: It is expressly understood and agreed that the terms of this Agreement, except for Paragraph Sixth, shall terminate prior to December 6, 1997, uopn the happening of the following events:

                   (a) Automatically and without notice upon the death of the EMPLOYEE; it is also understood that EMPLOYEE will be entitled to one month's salary which will be payable to his estate:

                   (b) Persistent absenteeism on the part of the EMPLOYEE except as provided for herein, however, such absenteeism is not to include absenteeism as a result of ill health;

                   (c) Debliberate and wilful failure to perform normal services and duties required of EMPLOYEE pursuant hereto except if the performance of such duties or services would result in a breach of EMPLOYEE's fiduciary responsibility.

                   (D) Conviction of a felony involving moral turpitude;

                   (e) Total or partial disability of the EMPLOYEE for a period of forty-five (45) consecutive days so that he is prevented from performing a


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substantial part of his duties; it being further understood and agreed that any proceeds received by EMPLOYEE from a policy of disability benefits insuranc eor any other proceeds received from any Federal, State or Municipal agency of governement will be a credit to the amount of compensation paid to EMPLOYEE by EMPLOYER; and

                   (f) Fraudulent misconduct of the EMPLOYEE, and

                   (g) In the event that the within Agreement is terminated by the Board of Directors without cause after April 30, 1997, then in that event, EMPLOYEE will be entitled to receive six (6) month's compensation and vesting of all stock options, in full satisfaction of EMPLOYER's obligation under the terms of the within Agreement.

    EIGHTH:        EMPLOYEE agrees that he will not be entitled to any fringe benefits except pension benefits in effect by EMPLOYER, such as Blue Cross Blue Shield and Major Medical and life insurance benefits which are afforded to key employees of the EMPLOYER.

    NINTH:         This Agreement contains the total and entire agreement
between the parties and shall, as of the effective date hereof, supersede any and all other Agreements between the parties. The parties acknowledge and agree that neither of them has made any representation that are not specifically set forth herein, and each of the parties hereto acknowledge that he or it has relied upon his or its own judgment in entering into the same.

         TENTH:    The parties hereto do further agree that no waiver or
modification of this Agreement or of any covenant, condition or limitation herein


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contained, shall be valid, unless in writing and duly executed by the party to be charged therewith and that no evidence of any proceedings or litigation between either of the parties arising out of or affecting this Agreement or the rights and obligations of any party hereunder shall be valid and binding unless such waiver or modification is in writing, duly executed, and the parties further agree that the provisions of this paragraph may be waived except as herein set forth.

                   EMPLOYEE agrees to provide Directors' and Officers' Liability Insurance to EMPLOYEE in the minimum sum of $2,000,000, and to indemnify EMPLOYEE from any and all liability for EMPLOYEE's actions as long as those actions are in good faith in the judgment of EMPLOYEE and in the best interests of Stockholders of EMPLOYER.

         ELEVENTH:      The parties hereto agree that it is their intention and
convenant that this Agreement and the performance hereunder shall be construed in accordance with and under the laws of the State of New York, and that the terms hereof may be enforced in any court of competent jurisdiction in an action for specific performance which may be instituted under this Agreement.

         TWELFTH:       The parties agree that in the event of any dispute
and/or controversy arising out of this Agreement, that they will submit to and be bound by the rules and regulations of the American Arbitration Association which is to be held in the County, City and State of New York, except in the case in an action for injunction which may be brought by EMPLOYER in the New York State Supreme Court or any other court as warranted.


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         THIRTEENTH:    EMPLOYEE warrants and represents to EMPLOYER that
Employee has had sufficient and adequate opportunity to consult with EMPLOYEE's counsel concerning the within Agreement and is aware that EMPLOYER is relying upon the within representation concerning entering into the Agreement herein.

         FOURTEENTH:    All notices required or permitted to be given by either
party hereunder shall be in writing and mailed by registered mail, return receipt requested and by regualr mail to the other party addressed as follows:

              If to EMPLOYER at:
              INFORMATION MANAGEMENT TECHNOLOGIES CORP.
              130 Cedar Street
              New York, New York  10006



              If to EMPLOYEE at:


Any notice mailed as provided above shall be deemed completed on the date of receipt, or five (5) days from the postmark on said postal receipt.


         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day, month and year first above written.

                                  IMTECH CORP. (EMPLOYER)

                             By:  _____________________________
                                  JOSEPH A. GITTO, JR.,
                                  PRESIDENT


                                  ______________________________

                                  MATTI KON (EMPLOYEE)





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                                FOR IMMEDIATE RELEASE

Contact: Joseph A. Gitto (212) 306-6201
         President and Chief Financial Officer
         Imtech

-------------------------------------------------------------------------------


                         IMTECH ANNOUNCES APPOINTMENT OF CEO

    New York, New York - December 5, 1996 - Information Management Technologies Corporation ("Imtech") [NASDAQ: IMTKA (Class A Common Stock)] announced today the appointment of Mr. Matti Kon as the Company's Chief Executive Officer, Chief Operating Officer, and member of the Board of Directors. Mr. Bob Oxenberg resigned as the Company's interim Chief Executive Officer but will continue to serve as the Company's Chairman of the Board.

    Mr. Kon brings 15 years of experience to the Company. Mr. Kon is currently President of Blitz Systems, Inc., a New York City based Systems house and Technology Facility Management provider serving many Fortune 50 companies. The Company in its agreement with Mr. Kon will allow him to continue to devote a percentage of his time to Blitz Systems. The Company is currently the first year of a multi-year agreement with Blitz Consulting whereby Blitz provides and supports various technology services to the Company and the Company's clients. The Company's strategic agreement with Blitz allows the Company to offer its Global Research Report Printing clients a one stop solution for their research requirements.

    Imtech provides on-site and off-site outsourcing services to firms in the services sector. These services include Research Report Services, Laser Printing, Global Print-on-Demand and Distribution, Legal Duplication, and Facilities Management Services.